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                                                                   Exhibit 10.62


                               TWENTIETH AMENDMENT


         TWENTIETH AMENDMENT (this "Amendment"), dated as of April 26, 2000, among ANCHOR GLASS CONTAINER CORPORATION, f/k/a Anchor Glass Acquisition Corporation, a Delaware Corporation (the "Borrower"), the financial institutions party to the Credit Agreement referred to below (the "Lenders"), BANKERS TRUST COMPANY, BT COMMERCIAL CORPORATION, and PNC BANK, NATIONAL ASSOCIATION, as Co-Syndication Agent and as an Issuing Bank (an "Issuing Bank"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.


                              W I T N E S S E T H :


         WHEREAS, the Borrower, the Lenders, the Issuing Banks and the Agent are parties to a Credit Agreement, dated as of February 5, 1997 (as amended, modified or supplemented through the date hereof, the "Credit Agreement");

         WHEREAS, the Borrower is in default under Section 8.4 of the Credit Agreement; and

         WHEREAS, the parties hereto wish to amend certain provisions of the Credit Agreement as herein provided, subject to and on the terms and conditions set forth herein;

         NOW, THEREFORE, it is agreed:

         1. Section 2.3(c) of the Credit Agreement is hereby amended by inserting "or until June 15, 2000 for Agent Advances resulting from any Default under Section 8.4 prior to March 10, 2000" after the phrase "(i) the fifteenth Business Day after such date."

         2. In order to induce the Lenders to enter into this Amendment, the Borrower hereby represents and warrants that (i) the representations, warranties and agreements contained in Article 6 of the Credit Agreement are true and correct in all material respects on and as of the Amendment Effective Date (as defined in Section 7 of this Amendment and after giving effect thereto) (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date) and (ii) there exists no Default or Event of Default, except for the Default described above, on the Amendment Effective Date, after giving effect to this Amendment.

         3. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any provision of the Credit Agreement or any other Credit Document.




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         4. This Amendment is limited as specified and does not constitute a modification, acceptance or waiver of the Default under Section 8.4 of the Credit Agreement described above.

         5. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower, the Agent and each Lender.

         6. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

         7. This Amendment shall become effective on the date (the "Amendment Effective Date") when the Borrower and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Agent at its address for notice provided for in the Credit Agreement.

         8. From and after the Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

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         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                                       ANCHOR GLASS CONTAINER CORPORATION


                                       By /s/ M. William Lightner
                                          -----------------------------------
                                       Name:  M. William Lighter
                                       Title: Sr. VP  &  CFO


                                       BT COMMERCIAL CORPORATION


                                       By
                                          -----------------------------------
                                       Name:
                                       Title:


                                       PNC BANK, NATIONAL ASSOCIATION,
                                         Individually, as Co-Syndication
                                         Agent and Issuing Bank


                                       By /s/ Enrico Della Corna
                                          -----------------------------------
                                       Name:  Enrico Della Corna
                                       Title: V.P Senior Relationship Manager


                                       BANKERS TRUST COMPANY


                                       By
                                          -----------------------------------
                                       Name:
                                       Title:




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                                       THE CIT GROUP/BUSINESS CREDIT, INC.


                                       By /s/ Karen Hoffman
                                          -----------------------------------
                                       Name:  Karen Hoffman
                                       Title: Vice President


                                       FIRST UNION NATIONAL BANK


                                       By /s/ Anne D. Brehony
                                          -----------------------------------
                                       Name:  Anne D. Brehony
                                       Title: Director


                                       FLEET BANK


                                       By
                                          -----------------------------------
                                       Name:
                                       Title:


                                       KEY CORPORATE CAPITAL, INC.


                                       By
                                          -----------------------------------
                                       Name:
                                       Title:


                                       MELLON BANK, N.A.


                                       By: /s/ Michael F. Aliberto III
                                           ----------------------------------
                                       Name:   Michael F. Aliberto III
                                       Title:  Vice President




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                                       NATIONAL BANK OF CANADA


                                       By /s/ Donald P. Haddad
                                          -----------------------------------
                                       Name:  Donald P. Haddad
                                       Title: Vice President/Manager


                                       By /s/ Eric L. Moore
                                          -----------------------------------
                                       Name:  Eric L. Moore
                                       Title: Vice President


                                       NATIONAL CITY COMMERCIAL FINANCE,  INC.


                                       By /s/ Matthew D. Sheets
                                          -----------------------------------
                                       Name:  Matthew D. Sheets
                                       Title: Account Executive


                                       SUMMIT COMMERCIAL/GIBRALTAR CORP.


                                       By /s/ Jay Oliner
                                          -----------------------------------
                                       Name:  Jay Oliner
                                       Title: Vice President